UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2009

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,		08837-2206
(Address of Principal Executive Offices)		(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,		08837-2206
(Address of Principal Executive Offices)		(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

On August 5, 2009, Mack-Cali Realty, L.P. (the “Company”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), priced an offering (the “Offering”) of $250 million of senior unsecured notes (the “Notes”). The Notes mature on August 15, 2019 and bear interest at 7.750%, with interest payable semiannually on February 15 and August 15 of each year outstanding, beginning February 15, 2010.  The Company estimates that it will receive net proceeds of approximately $245.6 million from the sale of the Notes which are intended to be used for general corporate purposes, which may include the purchasing or retiring of some of the Company’s outstanding debt securities.  The Company may redeem the Notes at any time upon payment of a make-whole amount.  The closing of the Offering is expected to occur on August 14, 2009.

In connection with the Offering, the Company and the General Partner entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”).  The terms of the Underwriting Agreement, which provide for the sale of the Notes to the Underwriters, are as set forth in the preceding paragraph.  A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 7.01               Regulation FD

On August 5, 2009, the General Partner issued a press release announcing the sale of the Notes. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement dated August 5, 2009 by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation, and Citigroup Global Markets Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

12.1	Mack–Cali Realty, L.P. Calculation of Ratios of Earnings to Fixed Charges.

99.1	Press Release of Mack–Cali Realty Corporation dated August 5, 2009.

Certain information included in this Current Report on Form 8-K (including exhibit 99.1 hereto) is being furnished under Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. Such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished under Item 7.01 of this Current Report (including exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: August 11, 2009	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation, its general partner

Dated: August 11, 2009	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated August 5, 2009 by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation, and Citigroup Global Markets Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

12.1	Mack-Cali Realty, L.P. Calculation of Ratios of Earnings to Fixed Charges.

99.1	Press Release of Mack-Cali Realty Corporation dated August 5, 2009.